Income Tax Expense	12 Months Ended
Dec. 31, 2025
Income Tax Expense [Abstract]
INCOME TAX EXPENSE

10. INCOME TAX EXPENSE

Corporation Income Tax (“CIT”)

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. Additionally, the Cayman Islands does not impose a withholding tax on payments of dividends to shareholders.

British Virgin Islands (“BVI”)

Under the current laws of the BVI, the Company’s subsidiary incorporated in BVI is not subject to tax on income or capital gains. Additionally, upon payments of dividends by the BVI company to its respective shareholder, no BVI withholding tax will be imposed.

Hong Kong, PRC

Under the current Hong Kong Inland Revenue Ordinance, a two-tier corporate income tax system was implemented in Hong Kong, which is 8.25% for the first HK$2.0 million taxable income, and 16.5% for the subsequent taxable income generated from operations in Hong Kong. Additionally, payments of dividends by the subsidiaries incorporated in Hong Kong to the Company are not subject to any Hong Kong withholding tax. The Company did not make any provision for Hong Kong profit tax as there were no assessable profits derived from or earned in Hong Kong for any of the periods presented.

Mainland, PRC

Under the Enterprise Income Tax (“EIT”) Law in the PRC, the unified EIT rate for domestic enterprises and foreign invested enterprises is 25%, except for available preferential tax treatments.

For qualified small and low-profit enterprises, from January 1, 2022 to December 31, 2022, 12.5% of the first RMB 1.0 million of the assessable profit before tax is subject to preferential tax rate of 20% and the 25% of the assessable profit before tax exceeding RMB 1.0 million but not exceeding RMB 3.0 million is subject to preferential tax rate of 20%. From January 1, 2023 to December 31, 2027, 25% of the first RMB 3.0 million of the assessable profit before tax is subject to the tax rate of 20%. For the years ended December 31, 2023, 2024 and 2025, the PRC subsidiaries are qualified small and low-profit enterprises, as such term is defined, and thus are eligible for the above preferential tax rates for small and low-profit enterprises.

The following table presents the provision for income taxes from continuing operations:

	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2025
Income tax (benefit)/ expense:
Current income tax benefit	$—	$—	$—
Deferred income tax (benefit)/expense	(19,291)	21,829	—
Total	$(19,291)	$21,829	$—

1)	Current tax

Reconciliation from operating profit to current income tax expenses:

	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2025
Profit/(loss) before income tax	$(260,508)	$(638,759)	$(5,098,384)
PRC statutory income tax rate	25%	25%	25%
Income tax expense/(benefit) computed at the PRC statutory tax rate	(65,127)	(159,690)	(1,274,596)
Effect of true-up on NOL	—	11,107	(4,207)
Effect of preferential tax rate	52,102	140,453	1,264,449
Additional deduction for R&D expenses	(3,634)	(1,913)	(3,785)
Non-deductible expenses	164	1,839	1,014
Changes in valuation allowance	—	30,033	17,125
Impact of changes in tax rates	(2,796)	—	—
Income tax (benefit)/ expense	$(19,291)	$21,829	$—
Effective tax rates	7.41%	(3.42)%	—%

2) Deferred tax

The significant components of deferred tax assets and liabilities were as follows:

	As of
	December 31, 2024	December 31, 2025
Deferred tax assets:
Allowance for credit loss	$5,339	$8,316
Operating lease liabilities	—	—
Net operating loss carried forward	24,268	39,742
Total deferred tax assets	29,607	48,058
Less: valuation allowance	(29,607)	(48,058)
Total deferred tax assets, net of valuation allowance	—	—
Net off against deferred tax liabilities	—	—
Deferred tax assets, net	—	—
Deferred tax liabilities:
Outside basis differences in equity and other investments	—	507,015
Total deferred tax liabilities	—	507,015
Net off against deferred tax assets	—	—
Deferred tax liabilities, net	$—	$507,015

The changes related to valuation allowance are as follows:

	As of
	December 31, 2024	December 31, 2025
Balance at beginning of the year	$—	$—
Additions	29,607	48,058
Reversals	—	—
Balance at beginning of the year	$29,607	$48,058

According to PRC tax regulations, the PRC enterprise net operating loss can generally carry forward for no longer than five years, starting from the year subsequent to the year in which the loss was incurred. Carryback of losses is not permitted. Total net operating losses (NOLs) carryforwards of the Company’s subsidiaries in mainland China is $485,349 and $773,347 as of December 31, 2024 and 2025, respectively. As of December 31, 2025, net operating loss carryforwards from PRC will expire in calendar years 2026 through 2030, if not utilized.

The Company considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will more likely than not be realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses, forecasts of future profitability, the duration of statutory carry forward periods, the Company’s experience with tax attributes expiring unused and tax planning alternatives. Valuation allowances have been established for deferred tax assets based on a more-likely-than-not threshold.

Under the applicable accounting standards, for the year of 2023, the Company has not established any valuation allowances for deferred tax assets as the Company determined it was more likely than not that the deferred tax assets would be realized before expiration.

In 2025, the management has considered the Company’s history of losses and the uncertainty of profitability due to market fluctuations, and concluded that it is more likely than not that the Company will not generate future taxable income to realize its deferred tax assets.

Accordingly, as of December 31, 2024 and 2025, a $29,607 and $48,058 valuation allowance has been established respectively.

3) Uncertain Tax Position

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of December 31, 2024 and 2025, the Company did not have any unrecognized uncertain tax positions and the Company does not believe that its unrecognized tax benefits will change over the next twelve months. For the years ended December 31, 2024 and 2025, the Company did not incur any interest and penalties related to potential underpaid income tax expenses.

As of December 31, 2025, the tax years ended December 31, 2020 through 2024 for the Company’s subsidiaries in the PRC are generally subject to examination by the PRC tax authorities.